UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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THE ALLSTATE CORPORATION
 2775 Sanders Road
Northbrook, Illinois 60062-6127

April     , 2007

Notice of 2007 Annual Meeting and Proxy Statement

Dear Stockholder:

        You are invited to attend Allstate's 2007 annual meeting of stockholders to be held on Tuesday, May 15, 2007 at 11 a.m. local time, in the Chase Auditorium of Chase Tower, Chicago, Illinois.

        We encourage you to review the notice of annual meeting, proxy statement, financial statements and management's discussion and analysis provided in this booklet to learn more about your corporation.

        As always, your vote is important. You are encouraged to vote as soon as possible, either by telephone, Internet or mail. Please use one of these methods to vote before the meeting even if you plan to attend the meeting.

Sincerely,

Edward M. Liddy Chairman

THE ALLSTATE CORPORATION
 2775 Sanders Road
Northbrook, Illinois 60062-6127

April     , 2007

Notice of 2007 Annual Meeting of Stockholders

        The annual meeting of stockholders of The Allstate Corporation ("Allstate," or "Corporation") will be held in the Chase Auditorium located on the Plaza Level of Chase Tower, 10 South Dearborn, Chicago, Illinois on Tuesday, May 15, 2007, at 11 a.m. for the following purposes:

  1.
  To elect to the Board of Directors thirteen directors to serve until the 2008 annual meeting;

  2.
  To ratify the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2007; and

  3.
  To approve the proposed amendments to the Corporation's Restated Certificate of Incorporation to eliminate the supermajority vote requirements.

        In addition, any other business properly presented may be acted upon at the meeting.

        Registration and seating will begin at 9:45 a.m. Each stockholder may be asked to present picture identification and proof of stock ownership. Stockholders holding Allstate stock through a bank, brokerage or other nominee account will need to bring their account statement showing ownership as of the record date, March 16, 2007. Cameras, recording devices or other electronic devices will not be allowed in the meeting.

        Allstate began mailing its proxy statement and annual report, and proxy card/voting instruction form to stockholders and to participants in its profit sharing fund on April     , 2007.

By Order of the Board,

Mary J. McGinn Secretary

Table of Contents

Page
Proxy and Voting Information
Proxy Statement and Annual Report Delivery
Corporate Governance Practices
Code of Ethics
Determinations of Independence of Nominees for Election
Majority Votes in Director Elections
Board Structure, Meetings and Board Committees
New Director Orientation
Executive Sessions of the Board
Board Attendance Policy
Board Committees
Nomination Process for Election to the Board of Directors
Communications with the Board
Policy on Rights Plans
Allstate Charitable Contributions
Compensation Committee Interlocks and Insider Participation
Items to be Voted On
Item 1. Election of Directors
Item 2. Ratification of Appointment of Independent Registered Public Accountant
Item 3. Approve the Amendments to the Restated Certificate of Incorporation to Eliminate the Supermajority Vote Requirements
Executive Compensation
Compensation Discussion and Analysis
Summary Compensation Table
All Other Compensation — Supplemental Table
Grants of Plan-Based Awards at Fiscal Year-End 2006
Outstanding Equity Awards at Fiscal Year-End 2006
Option Exercises and Stock Vested at Fiscal Year-End 2006
Pension Benefits
Non-Qualified Deferred Compensation at Fiscal Year-End 2006
Potential Payments as a Result of Termination or Change-in-Control
Director Compensation at Fiscal Year-End 2006
Performance Measures
Compensation Committee Report
Security Ownership of Directors and Executive Officers
Security Ownership of Certain Beneficial Owners
Audit Committee Report
Section 16(a) Beneficial Ownership Reporting Compliance
Related Person Transactions
Stockholder Proposals for Year 2008 Annual Meeting
Proxy Solicitation
Appendix A — Proposed Amendments to The Restated Certificate of Incorporation to Eliminate the Supermajority Vote Requirements
Appendix B — Policy Regarding Pre-Approval of Independent Auditors' Services
Appendix C — The Allstate Corporation Committee Charters
Audit Committee Charter
Compensation and Succession Committee Charter
Nominating and Governance Committee Charter
Appendix D — List of Executive Officers

Proxy and Voting Information

Who is asking for your vote and why

        The annual meeting will be held only if there is a quorum, which means that a majority of the outstanding common stock entitled to vote is represented at the meeting by proxy or in person. If you vote before the meeting or if you attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. To ensure that there will be a quorum, the Allstate Board of Directors is requesting that you vote before the meeting and allow your Allstate stock to be represented at the annual meeting by the proxies named on the enclosed proxy card/voting instruction form. Voting before the meeting will not prevent you from voting in person at the meeting, except as described below with respect to shares held through The Savings and Profit Sharing Fund of Allstate Employees. If you vote in person at the meeting, your previous vote will be automatically revoked.

Who can vote

        You are entitled to vote if you were a stockholder of record at the close of business on March 16, 2007. On March 16, 2007, there were [XXX, XXX, XXX] Allstate common shares outstanding and entitled to vote at the annual meeting.

How to vote

        If you hold your shares in your own name as a record holder, you may instruct the proxies how to vote your shares in any of the following ways:

•
By using the toll-free telephone number printed on the proxy card/voting instruction form

•
By using the Internet voting site and instructions listed on the proxy card/voting instruction form

•
By signing and dating the proxy card/voting instruction form and mailing it in the enclosed postage-paid envelope, or by returning it to The Allstate Corporation, c/o ADP, 51 Mercedes Way, Edgewood, N.Y. 11717

        You may vote by telephone or Internet 24 hours a day, seven days a week. Such votes are valid under Delaware law.

        If you hold your shares through a bank, broker, or other record holder, you may vote your shares by following the instructions they have provided.

Providing voting instructions and discretionary voting authority of proxies

        In the election of directors, with respect to all or one or more of the director nominees, you may instruct the proxies to vote "FOR" or to "WITHHOLD" your vote, or you may instruct the proxies to "ABSTAIN" from voting. With respect to each of the other items, you may instruct the proxies to vote "FOR" or "AGAINST," or you may instruct the proxies to "ABSTAIN" from voting.

        The Board recommends you vote on the matters set forth in this proxy statement as follows:

•
FOR all of the nominees for director listed in this proxy statement

•
FOR the ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2007

•
FOR the approval of the amendments to the Restated Certificate of Incorporation to eliminate the supermajority vote requirements

        If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment. Other than the matters referred to in this proxy statement, Allstate knows of no other matters to be brought before the meeting.

        If you return a signed proxy card/voting instruction form to allow your shares to be represented at the annual meeting, but do not indicate how your shares should be voted on one or more matters, then the proxies will vote your shares as the Board of Directors recommends for those matters.

How votes are counted to elect directors and approve items

        Each share of our common stock outstanding on the record date will be entitled to one vote on each of the thirteen director nominees and one vote on each other matter.

        Item 1. Election of Directors.      To be elected by stockholders, each director must receive the affirmative vote of the majority of the votes cast. A majority of votes cast means the number of shares voted "FOR" a director exceeds 50% of the votes cast with respect to that director. Each nominee for director receiving more "FOR" votes than "WITHHOLD" will be elected. Votes cast include votes to withhold proxy authority. Abstentions and broker non-votes will not be counted as votes cast for purposes of director elections and will have no impact on the outcome of the vote.

        Item 2. Ratification of Appointment of Independent Registered Public Accountant.      To ratify the appointment of Allstate's independent registered public accountant, the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the item. Abstentions will be counted as shares present at the meeting and will have the effect of a vote against the matter. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the outcome of the vote.

        Item 3. Approval of the Amendments to the Restated Certificate of Incorporation.      To approve the amendment to Article Sixth, the affirmative vote of a majority of the outstanding shares is required. To approve the amendment to Article Seventh, the affirmative vote of 66 2/3% of the outstanding shares is required. Abstentions and broker non-votes will be counted as shares outstanding and will have the effect of a vote against the matter.

        Broker non-votes are shares that are held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients.

How to change your vote

        Before your shares have been voted at the annual meeting by the proxies, you may change or revoke your vote in the following ways:

•
Voting again by telephone, by Internet or in writing

•
Attending the meeting and voting your shares in person

        Unless you attend the meeting and vote your shares in person, you should use the same method as when you first voted — telephone, Internet or writing. That way, the inspector of election will be able to identify your latest vote.

Confidentiality

        All proxies, ballots and tabulations that identify the vote of a particular stockholder are kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet certain legal requirements. A representative of IVS Associates, Inc. will act as the inspector of election and will count the votes. The representative is independent of Allstate and its directors, officers and employees.

        Comments written on proxy cards, voting instruction forms or ballots may be provided to the Secretary of Allstate with the name and address of the stockholder. The comments will be provided without reference to the vote of the stockholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment. At Allstate's request, the transfer agent or the solicitation agent may provide Allstate with periodic status reports on the aggregate vote. These status reports may include a list of stockholders who have not voted and breakdowns of vote totals by different types of stockholders, as long as Allstate is not able to determine how a particular stockholder voted.

Profit Sharing Fund Participants

        If you hold Allstate common shares through The Savings and Profit Sharing Fund of Allstate Employees (the profit sharing fund), your proxy card/voting instruction form for those shares will instruct the profit sharing fund trustee how to vote those shares. If you are an employee who received your annual meeting materials electronically, and you hold Allstate common shares both through the profit sharing fund and also directly as a registered stockholder, the voting instructions you provide electronically on the proxy card/voting instruction form will be applied to both your profit sharing fund shares and your registered shares. If you return a signed proxy card/voting instruction form or vote by telephone or the Internet on a timely basis, the trustee shall vote as instructed for all Allstate common shares allocated to your profit sharing fund account unless to do so would be inconsistent with the trustee's duties.

        If your voting instructions are not received on a timely basis for the shares allocated to your profit sharing fund account, those shares will be considered "unvoted." If you return a signed proxy card/voting instruction form but do not indicate how your shares should be voted on a matter, the shares represented by your signed proxy card/voting instruction form will be voted as the Board of Directors recommends. The trustee will vote all unvoted shares and all unallocated shares held by the profit sharing fund as follows:

•
If the trustee receives instructions (through voting instruction forms or through telephonic or Internet instruction) on a timely basis for at least 50% of the votable allocated shares in the profit sharing fund, then it will vote all unvoted shares and unallocated shares in the same proportion and in the same manner as the shares for which timely instructions have been received, unless to do so would be inconsistent with the trustee's duties.

•
If the trustee receives instructions for less than 50% of the votable shares, the trustee shall vote all unvoted and unallocated shares in its sole discretion. However, the trustee will not use its discretionary authority to vote on adjournment of the meeting in order to solicit further proxies.

        Profit sharing fund votes receive the same level of confidentiality as all other votes. You may not vote the shares allocated to your profit sharing fund account by attending the meeting and voting in person. You must instruct The Northern Trust Company, as trustee for the profit sharing fund, on how you want your profit sharing fund shares voted.

If You Receive More Than One Proxy Card/Voting Instruction Form

        If you receive more than one proxy card/voting instruction form, your shares are probably registered in more than one account or you may hold shares both as a registered stockholder and through The Savings and Profit Sharing Fund of Allstate Employees. You should vote each proxy card/voting instruction form you receive.

Proxy Statement and Annual Report Delivery

        Allstate has adopted the "householding" procedure approved by the Securities and Exchange Commission that allows us to deliver one proxy statement and annual report to a household of stockholders instead of delivering a set of documents to each stockholder in the household. This procedure is more cost effective because it reduces the number of materials to be printed and mailed. It also reduces our impact on the environment. Stockholders who share the same last name and address, or where shares are held through the same nominee or record holder (for example, when you have multiple accounts at the same brokerage firm), will receive one proxy statement and annual report per address unless we receive, or have previously received, contrary instructions. Stockholders will continue to receive separate proxy cards/voting instruction forms to vote their shares.

        If you would like to receive a separate copy of the proxy statement and annual report for this year, please write or call us at the following address or phone number: Investor Relations, The Allstate Corporation, 2775 Sanders Road, Suite F3 SE, Northbrook, IL 60062-6127, (800) 416-8803. Upon receipt of your request, we will promptly deliver the requested materials to you.

        If you and other Allstate stockholders of record with whom you share an address currently receive multiple sets of the proxy statement and annual report, and you would like to receive only a single copy of each in the future, please contact our distribution agent, ADP by calling (800) 542-1061 or by writing to ADP Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you hold your shares in street name (that is, through a bank, brokerage account or other record holder), please contact your bank, broker or other record holder to request information about householding.

        You may also revoke your consent to householding by contacting ADP at the phone number and address listed above. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Corporate Governance Practices

        Allstate has a history of strong corporate governance practices which are firmly grounded in the belief that corporate governance best practices are critical to our goal of driving sustained stockholder value.

Code of Ethics

        Allstate is committed to operating its business with honesty and integrity and maintaining the highest level of ethical conduct. These absolute values of the Corporation are embodied in its Code of Ethics and require that every customer, employee and member of the public be treated accordingly. Allstate's Code of Ethics applies to all employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller, other senior financial and executive officers as well as the Board of Directors. The Code is available on the Corporate Governance portion of the Corporation's website, allstate.com, and is also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127.

Determinations of Independence of Nominees for Election

        The Board of Directors has determined that each nominee for election, with the exception of Mr. Wilson in his capacity as President and Chief Executive Officer and Mr. Liddy in his capacity as Chairman, is independent according to applicable law, the listing standards of the New York Stock Exchange and the Director Independence Standards adopted by the Board of Directors which are posted on the Corporate Governance portion of the Corporation's website, allstate.com. The Board determined that the following categories of relationships with the Corporation are among those that do not interfere with the director's exercise of independent judgment and do not, to the extent consistent with applicable law or regulation and Section 3 of Allstate's Corporate Governance Guidelines, disqualify a director or nominee from being considered independent. In making the independence determinations, the Board considered transactions, relationships, or arrangements described in category 1 with respect to each independent director except Mr. Ackerman; categories 2, 3 and 6 with respect to Mr. Ackerman; and categories 4 and 5 with respect to relationships between the Corporation and charitable organizations in which each of Messrs. Ackerman, Beyer, Farrell, Greenberg, LeMay, Reyes and Riley are involved. In determining that Mr. Brennan, who retired from the Board in May 2006, was independent, the Board considered transactions, relationships, or arrangements described in categories 1, 4 and 5.

  Categorical Standards of Independence

  1.
  An Allstate director's relationship arising from (i) only such director's position as a director of another corporation or organization; (ii) only such director's direct or indirect ownership of a 5% or less equity interest in another corporation or organization (other than a partnership); (iii) both such position and such ownership; or (iv) such director's position only as a limited partner in a partnership in which he or she has an interest of 5% or less;

  2.
  An Allstate director's relationship arising from an interest of the director, or any entity in which the director is an employee, director, partner, stockholder or officer, in or under any standard-form insurance policy or other financial product offered by the Allstate Group in the ordinary course of business;

  3.
  An Allstate director's relationship with another company that participates in a transaction with the Allstate Group (i) where the rates or charges involved are determined by competitive bid, (ii) where the transaction involves the rendering of services as a common or contract carrier (including any airline) or public utility at rates or charges fixed in conformity with law or governmental authority;

  4.
  An Allstate director's relationship with another company that has made payments to, or received payments from, the Allstate Group for property or services in an amount which, in the last fiscal year, does not exceed the greater of $1 million or 2% of such other company's consolidated gross revenues for such year;

  5.
  An Allstate director's relationship with a charitable entity to which the aggregate amount of discretionary charitable contributions (other than employee matching contributions) made by the Allstate Group and The Allstate Foundation in any of the last three fiscal years of the charitable entity were less than the greater of $1 million or 2% of such entity's consolidated gross revenues for such year; and

  6.
  An Allstate director's relationship with another company (i) in which the Allstate Group makes investments or (ii) which invests in securities issued by the Allstate Group or securities backed by any product issued by the Allstate Group, all in the ordinary course of such entity's investment business and on terms and under circumstances similar to those available to or from entities unaffiliated with such director.

Majority Votes in Director Elections

        In February 2007, the Board amended the Corporation's bylaws to incorporate a majority vote standard in the election of directors.

Board Structure, Meetings and Board Committees

        The current Board has 13 directors and three committees. The following table identifies each committee, its members and the number of meetings held during 2006. Each committee operates under a written charter that has been approved by the Board. Each charter is available on the Corporate Governance portion of the Corporation's website, allstate.com. Each charter is also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127. The charters are included in Appendix C to this proxy statement. All of the members of each committee have been determined to be independent by the Board within the meaning of applicable laws, the listing standards of the New York Stock Exchange and the Director Independence Standards as in effect at the time of determination. A summary of each committee's functions and responsibilities follows the table.

        The Board held twelve meetings during 2006. Each incumbent director attended at least 75% of the combined board meetings and meetings of committees of which he or she was a member. Attendance at board and committee meetings during 2006 averaged 94% for incumbent directors as a group.

Director	Audit	Compensation and Succession	Nominating and Governance
F. Duane Ackerman	X	X
James G. Andress	X*		X
Robert D. Beyer **		X
Edward A. Brennan***		X	X
W. James Farrell		X	X*
Jack M. Greenberg	X	X
Ronald T. LeMay	X	X
Edward M. Liddy
J. Christopher Reyes			X
H. John Riley, Jr.		X*	X
Joshua I. Smith	X		X
Judith A. Sprieser	X		X
Mary Alice Taylor	X	X
Thomas J. Wilson **
Number of Meetings in 2006	8	11	6
* Committee Chair ** Elected to the Board in September 2006 *** Retired as of May 2006

New Director Orientation

        Upon Mr. Beyer's election to the Board of Directors in September 2006, he was invited to participate in each of the board committee meetings in order for him to gain familiarity with the responsibilities of each committee prior to being appointed a member of any committee. Mr. Beyer attended each committee meeting held until his election to the Compensation and Succession Committee in February 2007.

Executive Sessions of the Board

        The independent directors meet in regularly scheduled executive session without management. When independent directors meet in executive session, the leader is determined by the subject matter of the session. If the subject is within the scope of authority of one of the standing committees, the chair of that committee leads the executive session. Otherwise, directors who are not committee chairs are appointed on a rotating basis to lead the executive session. The Board believes this practice provides for leadership at all executive sessions without the need to designate a single lead director and it also provides an opportunity for each director to assume the role of lead director from time to time.

Board Attendance Policy

        It is expected that Allstate Board members make every effort to attend all meetings of the Board and the committees on which they serve and actively participate in the discussion of the matters before them. It is also expected that Board members make every effort to attend the annual meeting of stockholders. Of the 11 directors who stood for election at the 2006 annual meeting of stockholders, two were unable to attend.

Board Committees

  Audit Committee.

        Allstate's Board of Directors has established an audit committee in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As shown above, the Audit Committee is chaired by Mr. Andress and includes Ms. Sprieser and Mrs. Taylor and Messrs. Ackerman, Greenberg, LeMay and Smith. The Board has determined that Ms. Sprieser and Messrs. Andress and Greenberg are each individually qualified as an audit committee financial expert, as defined in Regulation S-K, Item 407(d)(5) under the Securities Exchange Act of 1934 and each member of the committee is independent under the listing standards of the New York Stock Exchange. Mrs. Taylor currently serves on the audit committees of more than three public companies. The Board has determined, in light of Mrs. Taylor's active contributions to Allstate's Audit Committee, and her status as retired from active management positions, that this simultaneous service does not impair her ability to function as a member of this committee.

        The committee is responsible for, among other things, the selection, appointment, compensation and oversight of the work of the independent registered public accountant in preparing or issuing an audit report or related work. The committee reviews Allstate's annual audited and quarterly financial statements and recommends to the Board of Directors whether the audited financial statements should be included in Allstate's annual report on Form 10-K and in the annual report to stockholders. In connection therewith, the committee examines Allstate's accounting and auditing principles and practices affecting the financial statements and discusses with its independent registered public accountant those matters required to be discussed in accordance with the Public Company Accounting Oversight Board's generally accepted auditing standards, including the requirements under Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) and Securities and Exchange Commission Rule 2-07 of Regulation S-X and other matters as it deems appropriate. The committee also reviews the scope of the audits conducted by the independent registered public accountant and the internal auditors as well as the qualifications, independence and performance of the independent registered public accountant. The committee is responsible for the review and approval of Allstate's Code of Ethics as well as the adoption of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters. The committee conducts independent inquiries when deemed necessary to discharge its duties. The committee has the authority to retain independent outside counsel, accountants and other advisers to assist it in the conduct of its business.

        The committee discusses with management the Corporation's processes of risk assessment and risk management, including the Corporation's major financial risk exposures and the steps management has taken to monitor and control them.

        The committee provides functional oversight to Allstate's Internal Audit Department. The Internal Audit Department provides objective assurance and consulting services that are used to assure a systematic, disciplined approach to the evaluation and improvement of effective risk management, control and governance processes. The committee reviews the overall adequacy and effectiveness of the Corporation's legal, regulatory, and ethical compliance programs.

        Our chairman, chief executive officer, chief financial officer, general counsel, and secretary, as well as the controller and senior internal audit officer participate in the committee's meetings. However, executive sessions of the committee are scheduled and held throughout the course of a year, including sessions in which the committee meets with the independent registered public accountant and the senior internal audit officer.

        The committee also conducts an annual review of its performance and its charter. The committee charter is included in Appendix C to this proxy statement and is available on the Corporate Governance portion of the Corporation's website, allstate.com. It is also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127. The Audit Committee Report is included herein on page [    ].

  Compensation and Succession Committee.

        The Compensation and Succession Committee is chaired by Mr. Riley and includes Mrs. Taylor and Messrs. Ackerman, Beyer, Farrell, Greenberg, and LeMay and, until his retirement in May of 2006, Mr. Brennan. All members of the committee are independent under the listing standards of the New York Stock Exchange. The committee assists the Board in fulfilling its oversight responsibilities with respect to the compensation of the chief executive officer and other executive officers. The committee annually reviews the management organization and succession plans for Allstate, including each of its significant operating subsidiaries, and recommends nominees for certain officer positions. The committee is responsible for recommending executive officer salaries and compensation packages to the Board. The committee has oversight responsibility for the salary administration program for elected officers of the Corporation and its principal operating subsidiaries.

        The committee administers our Annual Covered Employee Incentive Compensation Plan, Annual Executive Incentive Compensation Plan, and Long-Term Executive Incentive Compensation Plan. These are plans pursuant to which officers of The Allstate Corporation and its subsidiaries at the vice president level and above are eligible to earn annual and long-term cash incentive compensation awards. The committee determines the performance measures for earning awards and the amount of awards payable upon the achievement of threshold, target and maximum goals with respect to the performance measures. At the end of the relevant performance period, the committee reviews the extent to which the goals have been achieved and approves the actual amount of the cash incentive awards.

        The committee has authority to grant equity awards to eligible employees in accordance with the terms of our Amended and Restated 2001 Equity Incentive Plan. With regard to its authority to grant equity awards, the committee has adopted an Equity Compensation Policy. [It is available on the Corporate Governance portion of the Company's website, allstate.com.] The committee has delegated its authority to grant equity awards between meetings in connection with the hiring or promotion of an employee or in recognition of an employee's particular achievement. All awards granted pursuant to delegated authority are reported to the committee at the next meeting. A subcommittee has authority to grant restricted stock and restricted stock unit awards to new hires and to determine the size, terms, and conditions of such awards. In addition, both the chairman of the board and the chief executive officer have authority to grant nonqualified stock options to new hires and to current employees in connection with promotions or in recognition of an achievement. Both the chairman and the chief executive officer have authority to determine the number of shares subject to such options, subject to limits set by the committee. Neither the subcommittee, the chairman, nor the chief executive officer is permitted to grant such awards to those who are designated as executive officers for purposes of Section 16 of the

Securities Exchange Act of 1934. Awards made by the subcommittee, the chairman or the chief executive officer must be made pursuant to the terms of award agreements previously approved by the committee.

        In addition, the committee administers our deferred compensation plan for eligible employees and makes recommendations to the Board regarding pension benefit enhancements and change-in-control agreements.

        The committee also has sole authority to retain and terminate its compensation consultants, including sole authority to approve the consultants' fees and other retention terms for such services provided to the committee. The committee has used Mercer Human Resource Consulting as its executive compensation consultant for several years and directly engaged Mercer's services again in 2006. As part of the 2006 engagement, Mercer assisted the committee in assessing the appropriateness of the list of peer insurance companies that the committee uses to evaluate the competitiveness of Allstate's executive compensation program. In addition, Mercer provided an assessment that benchmarked Allstate's executive pay levels, practices, and overall program design as well as its financial performance against those companies.

        Our chairman, chief executive officer, senior human resources officer, general counsel and secretary, and more recently, our chief financial officer, participate in the committee's meetings. However, the committee regularly meets in executive session without members of management present or with only the presence of the senior human resources officer. The chairman and the chief executive officer make recommendations to the committee regarding management organization, succession planning, merit and promotional salary increases (other than their own), performance measures under our annual and long-term cash incentive compensation plans, the use of the committee's authority to adjust awards under such cash incentive compensation plans, and the size and terms of employee equity awards (other than their own).

        The committee conducts an annual review of its performance and its charter. The committee charter is included in Appendix C to this proxy statement and is available on the Corporate Governance portion of the Corporation's website, allstate.com. It is also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127. The Compensation Committee Report is included herein on page [    ].

  Nominating and Governance Committee.

        The Nominating and Governance Committee is chaired by Mr. Farrell and includes Ms. Sprieser and Messrs. Andress, Reyes, Riley and Smith. Mr. Brennan was the Chair of the Committee until his retirement in May 2006. All members of the committee are independent under the listing standards of the New York Stock Exchange. The committee is responsible for the identification and recommendation of nominees for election to the Board, as described in the Nomination Process for Election to the Board of Directors section below. In connection with its selection process, the committee is responsible for recommending appropriate criteria and independence standards for adoption by the Board. The committee is responsible for making recommendations with respect to the periodic review of the performance of the chief executive officer as well as succession planning to the Board of Directors, including recommending nominees for election as the chief executive officer. The committee advises and makes recommendations to the Board on matters of corporate governance including periodic reviews of the Corporation's Corporate Governance Guidelines, which are posted on the Corporate Governance portion of the Corporation's website, allstate.com, and are also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127. The committee is also responsible for the triennial review and assessment of the Corporation's structural defenses. The committee determines and recommends the criteria to be used for the assessment of the Board's performance and oversees the assessment of the Board. With Board oversight, the committee also administers non-employee director compensation. The committee may retain independent consultants as needed to assist it with its responsibilities.

        The committee also conducts an annual review of its performance and its committee charter. The Nominating and Governance Committee charter is included in Appendix C to this proxy statement and is available on the Corporate Governance portion of the Corporation's website, allstate.com. It is also available in print upon request made to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127.

        Our chairman, chief executive officer, general counsel, and secretary participate in the committee's meetings. However, the committee regularly meets in executive session without members of management present. The chairman and the chief executive officer make recommendations to the committee regarding non-employee director compensation.

Nomination Process for Election to the Board of Directors

        The Nominating and Governance Committee has responsibility for assessing the need for new Board members to address specific requirements or to fill a vacancy. The committee initiates a search for a new candidate seeking input from the Chairman and other Board members. The committee may also retain a third party search firm if necessary to identify potential candidates for election. Nominees recommended by stockholders are considered by the committee in the same manner as all other candidates. All non-employee candidates must meet the Board's Guidelines for Selection of Nominees for the Board of Directors, the Corporation's Corporate Governance Guidelines and the Director Independence Standards, and comply with the bylaw requirements regarding nominees, each of which is posted on the Corporate Governance portion of the Corporation's website, allstate.com. Candidates who meet the specific requirements and otherwise qualify for membership on the Board are identified and contacts are initiated with preferred candidates. The full Board is kept apprised of the committee's progress with its evaluations. The committee meets to consider and approve final candidates who are then presented to the Board for endorsement and approval. The invitation to join the Board may be extended by the full Board, the committee chairperson or the Chairman of the Board. The Board is ultimately responsible for naming the nominees for election.

        Stockholders may propose candidates to the Nominating and Governance Committee for its consideration at any time of the year by writing to the Office of the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127.

        Stockholders may also propose nominees at the annual meeting of stockholders, if adequate advance notice as defined in Allstate's bylaws is provided to the Secretary. Under the bylaws, if a stockholder wishes to nominate a candidate at the 2008 annual meeting of stockholders, he or she must provide advance notice to Allstate that must be received between January 16, 2008 and February 15, 2008. The notice must be sent to the Secretary, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127 and must contain the name, age, principal occupation, business and residence address of the proposed nominee, as well as the number of shares of Allstate stock beneficially owned by the nominee. The notice must meet the requirements set forth in the Corporation's bylaws. A copy of the bylaw provisions is available from the Secretary of Allstate upon request or can be accessed on the Corporate Governance portion of Allstate's website, allstate.com.

Communications with the Board

        The Board has established a process to facilitate communications by stockholders and other interested parties with directors as a group. Written communications may be sent by mail or by e-mail to the Board. Communications received will be processed under the direction of the General Counsel. The General Counsel reports regularly to the Nominating and Governance Committee on all correspondence received that, in his opinion, involves functions of the Board or its committees or that he otherwise determines requires its attention. The communication process is posted on the Corporate Governance portion of the Corporation's website, allstate.com.

Policy on Rights Plans

        The following policy, adopted in 2003, is part of Allstate's Corporate Governance Guidelines which are posted on the Corporate Governance portion of Allstate's website, allstate.com.

        The Board shall obtain shareholder approval prior to adopting any shareholder rights plan; provided, however, that the Board may act on its own to adopt a shareholder rights plan if, under the then current circumstances, in the reasonable business judgment of the independent directors, the fiduciary duties of the Board would require it to adopt a rights plan without prior shareholder approval. The retention of any rights plan so adopted by the Board will be submitted to a vote of shareholders as a separate ballot item at the next subsequent annual meeting of Allstate shareholders and, if not approved, such rights plan will expire within one year after such meeting.

Allstate Charitable Contributions

        Each year, The Allstate Foundation donates millions of dollars to support many deserving organizations that serve our communities. The Nominating and Governance Committee reviews all charitable donations to, and other relationships with, any director-affiliated organization to ensure that any and all transactions with director-affiliated charitable organizations are appropriate and raise no issues of independence. No charitable contributions were made to any director-affiliated organization that exceeded the greater of $1 million or 2% of the charitable organization's consolidated gross revenues for any of the previous three fiscal years.

Compensation Committee Interlocks and Insider Participation

        During 2006, the Compensation and Succession Committee consisted of Mr. Riley, Chairman, Mrs. Taylor and Messrs. Ackerman, Farrell, Greenberg and LeMay, and, until his retirement in May 2006, Mr. Brennan. None is a current or former officer or employee of Allstate or any of its subsidiaries. There were no committee interlocks with other companies in 2006 within the meaning of the Securities and Exchange Commission's proxy rules.

Items to Be Voted On

Item 1
Election of Directors

        Each nominee, except Messrs. Beyer and Wilson who were elected to the Board in September 2006, was previously elected by the stockholders at Allstate's annual meeting of stockholders on May 16, 2006, and has served continuously since then. The terms of all directors will expire at this annual meeting in May 2007. The Board of Directors expects all nominees named in this proxy statement to be available for election. If any nominee is not available, then the proxies may vote for a substitute.

        Information as to each nominee follows. Unless otherwise indicated, each nominee has served for at least five years in the business position currently or most recently held.

F. Duane Ackerman (Age 64)
 Director since 1999

Chairman Emeritus of BellSouth Corporation, a communication services company, since 2007. Mr. Ackerman previously served as Chairman and Chief Executive Officer of BellSouth Corporation from 2005 through 2006 and as Chairman, President and Chief Executive Officer from 1998 until 2005.

James G. Andress (Age 68)
 Director since 1993

Chairman and Chief Executive Officer of Warner Chilcott PLC, a pharmaceutical company, from February 1997 until his retirement in January 2000. Mr. Andress is also a director of Dade Behring, Inc., Sepracor, Inc., Warner Chilcott and Xoma Corporation.

Robert D. Beyer (Age 47)
 Director since 2006

Chief Executive Officer of The TCW Group, Inc., an investment management firm, since 2005. Mr. Beyer previously served as President and Chief Investment Officer from 2000 until 2005 of Trust Company of the West, a subsidiary of The TCW Group, Inc. Mr. Beyer is also a director of The Kroger Co., The TCW Group, Inc. and Société Générale Asset Management, S.A.

W. James Farrell (Age 64)
 Director since 1999

Chairman of Illinois Tool Works Inc., a manufacturer of highly engineered fasteners, components, assemblies and systems, from May 1996 until his retirement in May 2006. Mr. Farrell previously served as Chief Executive Officer of Illinois Tool Works Inc. from September 1995 until August 2005. He is also a director of Abbott Laboratories, 3M Company and UAL Corporation.

Jack M. Greenberg (Age 64)
 Director since 2002

Chairman of The Western Union Company since September 2006. Chairman and Chief Executive Officer of McDonald's Corporation from May 1999 until his retirement in December 2002. Mr. Greenberg is also a director of Abbott Laboratories, Hasbro, Inc., Innerworkings, Inc., Manpower, Inc., as well as The Western Union Company.

Ronald T. LeMay (Age 61)
 Director since 1999

Industrial Partner of Ripplewood Holdings, LLC, a private equity fund, since October 2003. Mr. LeMay also serves as Executive Chairman and as Chief Executive Officer of Last Mile Connections, Inc. since September 2005 and October 2006, respectively, and as Chairman of Aircell Corporation since July 2006. Last Mile Connections and Aircell are Ripplewood Holdings portfolio companies. Mr. LeMay is also Chairman of October Capital, a private investment company. Previously, Mr. LeMay served as Representative Executive Officer of Japan Telecom from November 2003 until the sale of the company in July 2004 and as President and Chief Operating Officer of Sprint Corporation from October 1997 until April 2003. He is also a director of Imation Corporation and Ceridian Corporation.

Edward M. Liddy (Age 61)
 Director since 1999

Chairman of The Allstate Corporation since January 1999. Mr. Liddy previously served as Chief Executive Officer from January 1999 until December 2006, President from January 1995 until May 2005 and Chief Operating Officer from January 1995 until January 1999. Mr. Liddy is also a director of The Goldman Sachs Group, Inc. and 3M Company.

J. Christopher Reyes (Age 53)
 Director since 2002

Chairman since January 1998 of Reyes Holdings, L.L.C. and its affiliates, a privately held food and beverage distributor. Mr. Reyes is also a director of Tribune Company and Wintrust Financial Corporation.

H. John Riley, Jr. (Age 66)
Director since 1998

Chairman of Cooper Industries Ltd., a diversified manufacturer of electrical products and tools and hardware, from April 1996 until his retirement in February 2006. Mr. Riley previously served as Chairman and Chief Executive Officer of Cooper Industries, Ltd., from April 1996 until May 2005 and Chairman, President and Chief Executive Officer of Cooper Industries Ltd., from April 1996 until August 2004. He is also a director of Baker Hughes, Inc.

Joshua I. Smith (Age 66)
 Director since 1997

Chairman and Managing Partner since 1999 of The Coaching Group, a management consulting firm. As part of the consulting business of The Coaching Group, Mr. Smith was Vice Chairman and Chief Development Officer of iGate, Inc., a manufacturer of broadband convergence products for communications companies from June 2000 through April 2001. Previously, Mr. Smith had been Chairman and Chief Executive Officer of The MAXIMA Corporation, a provider of technology systems support services, from 1978 until 2000. He is also a director of Caterpillar, Inc. and Federal Express Corporation.

Judith A. Sprieser (Age 53)
 Director since 1999

Chief Executive Officer of Transora, a technology software and services company from September 2000 until March 2005. Ms. Sprieser was Executive Vice President of Sara Lee Corporation from 1998 until 2000 and also served as its Chief Financial Officer from 1994 to 1998. She is also a director of InterContinentalExchange, Inc., Reckitt Benckiser plc, Royal Ahold NV and USG Corporation.

Mary Alice Taylor (Age 57)
 Director since 2000

Mrs. Taylor currently is an active independent business executive. Previously Mrs. Taylor served as Chairman and Chief Executive Officer of HomeGrocer.com until her retirement in October 2000. Mrs. Taylor is also a director of Autodesk, Inc., Blue Nile, Inc. and Sabre Holdings Corporation.

Thomas J. Wilson (Age 49)
 Director since 2006

President and Chief Executive Officer of Allstate since January 2007. Mr. Wilson previously served as President and Chief Operating Officer of Allstate Insurance Company from June 2005 until January 2007. Mr. Wilson also served as President of Allstate Protection from 2002 to 2006, and as Chairman and President of Allstate Financial from 1999 to 2002.

Item 2
Ratification of Appointment of
Independent Registered Public Accountant

        The Audit Committee of the Board of Directors has recommended the selection and appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2007. The Board has approved the committee's recommendation. While not required, the Board is submitting the selection of Deloitte & Touche LLP, upon the committee's recommendation, to the stockholders for ratification consistent with its long-standing practice. If the selection is not ratified by the stockholders, the committee may reconsider its selection. Even if the selection is ratified, the committee may, in its discretion, appoint a different independent registered public accountant at any time during the year if the committee determines a change would be in the best interests of Allstate and the stockholders.

        The Audit Committee has adopted a Policy Regarding Pre-Approval of Independent Auditors' Services. The Policy is attached as Appendix B to this Notice of Annual Meeting and Proxy Statement. One hundred percent of the services provided by Deloitte & Touche LLP in 2006 and 2005 were pre-approved by the committee.

        The following fees have been, or are anticipated to be, billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for professional services rendered to Allstate for the fiscal years ending December 31, 2006 and December 31, 2005.

	2006	2005
Audit Fees(1)	$8,945,745	$8,806,927
Audit Related Fees(2)	$417,420	$274,723
Tax Fees(3)	$5,900	$60,900
All Other Fees	$—	$—

Total Fees	$9,369,065	$9,142,550

(1)
Fees for audits of annual financial statements, reviews of quarterly financial statements, statutory audits, attest services, comfort letters, consents and review of documents filed with the Securities and Exchange Commission.

(2)
Audit Related Fees relate to professional services such as accounting consultations relating to new accounting standards, due diligence assistance and audits and other attest services for non-consolidated entities (i.e. employee benefit plans, various trusts, The Allstate Foundation, etc.) and are set forth below.

	2006	2005
Due Diligence	$–	$11,530
Audits and other Attest Services for Non-consolidated Entities	$381,770	$229,568
Other	$35,560	$33,625

Audit Related Fees	$417,420	$274,723

(3)	Tax fees include income tax return preparation and compliance.

        Representatives of Deloitte & Touche LLP will be present at the meeting, will be available to respond to questions and may make a statement if they so desire.

        The Audit Committee and the Board of Directors unanimously recommend that stockholders vote for the ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2007 as proposed.

Item 3
Approve the Amendments
to the Restated Certificate of Incorporation to Eliminate the
Supermajority Vote Requirements

        In furtherance of our continuing review of corporate governance matters, and after careful consideration and upon recommendation by the Nominating and Governance Committee, we have concluded that is advisable and in the best interests of the Corporation and its stockholders to propose amendments to the Corporation's Restated Certificate of Incorporation to eliminate the supermajority voting provisions and to request the stockholder approval of the proposed amendments.

        A stockholder proposal was presented in last year's proxy statement that sought the elimination of the supermajority voting provisions from the Corporation's governing documents. That proposal received a high level of support from our stockholders. As part of our regular triennial review of the Corporation's structural defenses, we engaged in a thorough analysis of the need to retain the supermajority voting provisions in our Bylaws and certificate of incorporation in light of the strong stockholder sentiment expressed in last year's vote. We recognize that the supermajority voting provisions (provisions that require the affirmative vote of at least 66 2/3% of the outstanding shares) can limit the ability of a majority of stockholders at any particular time to effect change and that a lower threshold for stockholder votes can increase stockholders' ability to participate effectively in corporate governance. After careful consideration, we deemed it advisable to recommend that the stockholders approve the following amendments to the Corporation's Restated Certificate of Incorporation.

  Elimination of the Supermajority Voting Provisions for Stockholder Adoption, Amendment or Repeal of Bylaws

        Article Sixth of the Restated Certificate of Incorporation currently provides that the bylaws may be amended by the directors or by the stockholders upon the affirmative vote of 66 2/3% of the outstanding shares. The proposed amendment to Article Sixth changes the percentage of votes required for stockholders to amend the bylaws from 66 2/3% to a majority. To be effective, this amendment must be approved by the majority of the outstanding shares.

  Elimination of Supermajority Voting Provisions to Remove Directors

        Article Seventh of the Restated Certificate of Incorporation currently provides that no director may be removed, with or without cause, by the stockholders except by the affirmative vote of holders of not less than 66 2/3% of the outstanding shares. Furthermore, Article Seventh provides that it can only be changed by the affirmative vote of at least 66 2/3% of the outstanding shares. The proposed amendment would eliminate the supermajority voting provisions. To be effective, this amendment must be approved by at least 66 2/3% of the outstanding shares.

        The proposed amendments to the Restated Certificate of Incorporation are set forth in full in Appendix A, with deletions indicated by strikeout and additions indicated by underline. The above descriptions of the current Articles and the proposed amendments to Article Sixth and Article Seventh of the Restated Certificate of Incorporation are qualified in their entirety by reference to the actual text set forth in Appendix A.

        If this Item is approved by the majority of the outstanding shares but not by at least 66 2/3% of the outstanding shares, the amendment to Article Sixth of the Restated Certificate of Incorporation will become effective upon filing with the Delaware Secretary of State promptly after this annual meeting. If this Item is approved by at least 66 2/3% of the outstanding shares, the amendments to Article Sixth and Article Seventh of the Restated Certificate of Incorporation will become effective upon filing with the Delaware Secretary of State promptly after this annual meeting.

        The Board of Directors unanimously recommends that stockholders vote for the approval of the amendments to the Restated Certificate of Incorporation.

Executive Compensation [to be included in Definitive Proxy Statement]

Compensation Committee Report

        The Compensation and Succession Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation and Succession Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION AND SUCCESSION COMMITTEE

H. John Riley (Chairman)
F. Duane Ackerman Robert D. Beyer W. James Farrell	Jack M. Greenberg Ronald T. LeMay Mary Alice Taylor

Security Ownership of Directors and Executive Officers

        The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer individually, and by all executive officers and directors of Allstate as a group. Shares reported as beneficially owned include shares held as nontransferable restricted shares awarded under Allstate's equity incentive plans subject to forfeiture under certain circumstances, shares held indirectly through The Savings and Profit Sharing Fund of Allstate Employees and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 1, 2007 and restricted stock units for which restrictions expire on or prior to April 1, 2007. The percentage of Allstate shares of common stock beneficially owned by any Allstate director or nominee or by all directors and executive officers of Allstate as a group does not exceed 1%. The following share amounts are as of January 31, 2007. As of January 31, 2007, none of these shares were pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)		Common Stock Subject to Options Exercisable and Restricted Stock units for which restrictions expire on or prior to April 1, 2007 — Included in Column (a) (b)
F. Duane Ackerman	42,432		20,501
James G. Andress	40,672		28,001
Robert D. Beyer	25,455		0
W. James Farrell	25,969		17,033
Jack M. Greenberg	16,501		13,001
Danny L. Hale	283,794		233,775
Ronald T. LeMay	28,251		22,751
Edward M. Liddy	2,140,947		1,691,308
J. Christopher Reyes	28,554	(1)	13,001
H. John Riley, Jr.	41,876		24,501
Eric A. Simonson	276,824		229,907
Joshua I. Smith	20,232		15,000
Judith A. Sprieser	30,366		21,501
Casey J. Sylla	334,870		249,452
Mary Alice Taylor	33,170		19,001
Thomas J. Wilson, II	958,545		850,792
All directors and executive officers as a group	5,545,737	(2)	4,381,010

(1)
Includes 10,000 shares held by family limited liability company. Mr. Reyes disclaims beneficial ownership of these shares.

(2)
Includes 500 shares held by an executive officer's son. The executive officer disclaims beneficial ownership of these shares.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Northern Trust Corporation 50 S. LaSalle Street Chicago, IL 60675	32,703,651(a)	5.23%

(a)
As of December 31, 2006. Held by Northern Trust Corporation together with certain subsidiaries (collectively "Northern"). Of such shares, Northern held 3,743,110 with sole voting power; 28,901,592 with shared voting power; 6,410,791 with sole investment power; and 603,940 with shared investment power. 25,210,672 of such shares were held by The Northern Trust Company as trustee on behalf of participants in Allstate's profit sharing plan. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.

Audit Committee Report

        Deloitte & Touche LLP was Allstate's independent registered public accountant for the year ended December 31, 2006.

        The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2006.

        The committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61(Codification of Statements on Auditing Standards, AU §380).

        The committee received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

        Based on these reviews and discussions and other information considered by the committee in its judgment, the committee recommended to the Board of Directors that the audited financial statements be included in Allstate's annual report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission and furnished to stockholders with this Notice of Annual Meeting and Proxy Statement.

James G. Andress (Chairman)
F. Duane Ackerman Jack M. Greenberg Ronald T. LeMay	Joshua I. Smith Judith A. Sprieser Mary Alice Taylor

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Allstate's executive officers, directors and persons who beneficially own more than ten percent of Allstate's common stock to file reports of securities ownership and changes in such ownership with the SEC.

        Based solely upon a review of copies of such reports or written representations that all such reports were timely filed, Allstate believes that each of its executive officers, directors and greater than ten-percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during 2006 with the exception of Mr. Pilch, Controller of The Allstate Corporation and Group Vice President and Controller of Allstate Insurance Company, and Mr. Riley, a director of The Allstate Corporation, who each made one late Form 4 filing in 2006 covering a single transaction.

Related Person Transactions

        The Nominating and Governance Committee of Allstate's Board has adopted a written policy regarding the review, approval or ratification of transactions with related persons. It is available on the Corporate Governance portion of the Corporation's website, allstate.com. In accordance with the policy, the Committee or the Committee chair reviews transactions with the Corporation in which the amount involved exceeds $120,000 and in which any "related person" had, has, or will have a direct or indirect material interest. In general "related persons" are directors, executive officers, their immediate family members, and stockholders owning five percent or more of our outstanding stock. The Committee or chair approve or ratify only those transactions that are in, or not inconsistent with, the best interests of the Corporation and its stockholders. Transactions are reviewed and approved or ratified by the chair when it is not practicable or desirable to delay review of a transaction until a Committee meeting. The chair reports to the Committee any transactions so approved. Annually the Committee will review any previously approved or ratified related person transactions that remain ongoing. For 2006, no related person transactions were identified.

Stockholder Proposals for Year 2008 Annual Meeting

        Proposals which stockholders intend to be included in Allstate's proxy material for presentation at the annual meeting of stockholders in the year 2008 must be received by the Secretary of Allstate, Mary J. McGinn, The Allstate Corporation, 2775 Sanders Road, Suite A3, Northbrook, Illinois 60062-6127 by December 4, 2007, and must otherwise comply with rules promulgated by the Securities and Exchange Commission in order to be eligible for inclusion in the proxy material for the 2008 annual meeting.

        If a stockholder desires to bring a matter before the meeting which is not the subject of a proposal meeting the SEC proxy rule requirements for inclusion in the proxy statement, the stockholder must follow procedures outlined in Allstate's bylaws in order to personally present the proposal at the meeting. A copy of these procedures is available upon request from the Secretary of Allstate or can be accessed on Allstate's website allstate.com. One of the procedural requirements in the bylaws is timely notice in writing of the business the stockholder proposes to bring before the meeting. Notice of business proposed to be brought before the 2008 annual meeting must be received by the Secretary of Allstate no earlier than January 16, 2008 and no later than February 15, 2008. Among other things described fully in the bylaws, the notice must describe the business proposed to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest of the stockholder in the business. It should be noted that these bylaw procedures govern proper submission of business to be put before a stockholder vote at the annual meeting.

Proxy Solicitation

        Officers and other employees of Allstate and its subsidiaries may solicit proxies by mail, personal interview, telephone, telex, facsimile, or electronic means. None of these individuals will receive special compensation for these services, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. Allstate has also made arrangements with brokerage firms, banks, record holders and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. Allstate will reimburse them for reasonable out-of-pocket expenses. Georgeson Shareholder Communications, Inc., 17 State Street, New York, NY 10004 will assist in the distribution of proxy solicitation materials, for a fee estimated at $15,000 plus expenses. Allstate will pay the cost of all proxy solicitation.

By order of the Board,

Mary J. McGinn Secretary
Dated: April , 2007

Appendix A

PROPOSED AMENDMENTS TO THE RESTATED CERTIFICATE OF
INCORPORATION OF THE ALLSTATE CORPORATION
(Deletions indicated by strike-out; additions indicated by underline.)

ARTICLE SIXTH

        In furtherance and not in limitation of the power conferred by statute, the board of directors of the corporation is expressly authorized to adopt, amend or repeal the bylaws of the corporation. The stockholders may adopt, amend or repeal bylaws of the corporation only upon the affirmative vote of the holders of not less than a majority ~~66 2/3%~~ of the total number of votes entitled to be cast generally in the election of directors.

ARTICLE SEVENTH

        Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. Election of directors need not be by written ballot unless the bylaws of the corporation so provide.

        Any action required or permitted to be taken by the holders of any class or series of stock of the corporation entitled to vote generally in the election of directors may be taken only by vote at an annual or special meeting at which such action may be taken and may not be taken by written consent.

        No director may be removed, with or without cause, by the stockholders except by the affirmative vote of holders of not less than a majority ~~66 2/3%~~ of the total number of votes entitled to be cast at an election of such director; provided, however, that, whenever the holders of any class or series of Preferred Stock issued pursuant to ARTICLE FOURTH, Section 1 hereof, are entitled, by the terms of such class or series of Preferred Stock, voting separately by class or series to elect one or more directors, the provisions of the preceding clause of this sentence shall not apply with respect to such directors if the terms of such class or series of Preferred Stock expressly provide otherwise. ~~This paragraph of ARTICLE SEVENTH may not be amended, modified or repealed except by the affirmative vote of the holders of not less than 66 2/3% of the total number of votes entitled to be cast generally in the election of directors.~~

A-1

Appendix B

POLICY REGARDING PRE-APPROVAL OF INDEPENDENT AUDITORS' SERVICES

Purpose and Applicability

        The Audit Committee recognizes the importance of maintaining the independent and objective stance of our Independent Auditors. We believe that maintaining independence, both in fact and in appearance, is a shared responsibility involving management, the Audit Committee and the Independent Auditors.

        The Committee recognizes that the Independent Auditors possess a unique knowledge of the Company (which includes consolidated subsidiaries), and can provide necessary and valuable services to the Company in addition to the annual audit. The provision of these services is subject to three basic principles of auditor independence: (i) auditors cannot function in the role of management, (ii) auditors cannot audit their own work and (iii) auditors cannot serve in an advocacy role for their client. Consequently, this policy sets forth guidelines and procedures to be followed by this Committee when retaining the Independent Auditors to perform audit and permitted non-audit services.

Policy Statement

        All services provided by the Independent Auditors, both audit and permitted non-audit, must be pre-approved by the Audit Committee or a Designated Member of the Committee ("Designated Member") referred to below. The Audit Committee will not approve the engagement of the Independent Auditors to provide any of the Prohibited Services listed in the attached appendix.

Procedures

        Following approval by the Audit Committee of the engagement of the Independent Auditors to provide audit services for the upcoming fiscal year, the Independent Auditors will submit to the Committee for approval schedules detailing all of the specific audit, audit related and other permitted non-audit services (collectively "permitted services") proposed, together with estimated fees for such services that are known as of that date. The types of services that the Audit Committee may consider are listed in the attached appendix. Each specific service proposed will require approval by the Committee or as provided below, the Designated Member.

        The pre-approval of permitted services may be given at any time before commencement of the specified service. With respect to permitted non-audit services, Company management may submit to the Committee or the Designated Member for consideration and approval schedules of such services that management recommends be provided by the Independent Auditors. In such case, the Independent Auditors will confirm to the Committee, or the Designated Member, that each such proposed service is permissible under applicable regulatory requirements.

Designated Member

        The Audit Committee may delegate to one or more designated member(s) of the Audit Committee ("Designated Member"), who is independent as defined under the applicable New York Stock Exchange listing standards, the authority to grant pre-approvals of permitted services to be provided by the Independent Auditors. The Chair of the Audit Committee shall serve as its Designated Member. The decisions of the Designated Member to pre-approve a permitted service shall be reported to the Audit Committee at each of its regularly scheduled meetings.

Review of Services

        At each regularly scheduled Audit Committee meeting, the Audit Committee shall review a report summarizing any newly pre-approved permitted services and estimated fees since its last regularly scheduled meeting, together with (i) the permitted non-audit services, including fees, actually provided by the Independent Auditors, if any, since the Committee's last regularly scheduled meeting and (ii) an updated projection for the current fiscal year, presented in a manner consistent with the proxy disclosure requirements, of the estimated annual fees to be paid to the Independent Auditors.

B-1

POLICY APPENDIX

Permitted Audit and Audit Related Services:

  1.
  Audits of the Company's financial statements required by SEC rules, lenders, statutory requirements, regulators and others.

  2.
  Consents, comfort letters, reviews of registration statements and similar services that incorporate or include the audited financial statements of the Company.

  3.
  Audits of employee benefit plans.

  4.
  Accounting consultations and support related to generally accepted accounting principles.

  5.
  Tax compliance and related support for any tax returns filed by the Company, and returns filed by any executive or expatriate under a company-sponsored program.

  6.
  Tax consultation and support related to planning.

  7.
  Regulatory exam related services.

  8.
  Internal control consulting services.

  9.
  Merger and acquisition due diligence services.

  10.
  Other audit related services.

Other Permitted Services:

  1.
  Information technology services and consulting unrelated to the Company's financial statements or accounting records.

  2.
  Integration consulting services.

  3.
  Review of third party specialist work related to appraisal and /or valuation services.

  4.
  Actuarial consulting services that would not be subject to audit procedures during an audit of the Company's financial statements.

  5.
  Employee benefit consulting services that are not the functional equivalent of management or employee services.

  6.
  Training unrelated to the Company's financial statements or other areas subject to audit procedures during an audit of the Company's financial statements.

Prohibited Services: (unless such services may be provided under future SEC rules)

  1.
  Bookkeeping or other services related to the Company's accounting records or financial statements.

  2.
  Appraisal or valuation services or fairness opinions.

  3.
  Management functions or human resources.

  4.
  Broker-dealer, investment adviser, or investment banking services.

  5.
  Legal services.

  6.
  Internal audit outsourcing.

  7.
  Financial information systems design and implementation.

  8.
  Actuarial — audit-related.

  9.
  Expert services, unrelated to an audit of the Company's financial statements, in connection with legal, administrative, or regulatory proceedings or in an advocate capacity.

  10.
  Services determined impermissible by the Public Company Accounting Oversight Board.

B-2

Appendix C

THE ALLSTATE CORPORATION COMMITTEE CHARTERS

The Allstate Corporation
Audit Committee Charter

I. Purpose

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for the Corporation in the following areas: the integrity of financial statements and other financial information; the selection and oversight of the independent registered public accountant including its qualifications and independence; compliance with legal and regulatory requirements; the performance of the internal audit function; and disclosure controls and procedures, internal controls, internal audit, accounting, and financial reporting processes. The Committee prepares an audit committee report as required by the Securities and Exchange Commission ("SEC") for inclusion in the Corporation's annual proxy statement. In carrying out its responsibilities, the Committee has the responsibilities and powers provided in this Charter.

II. Membership

        The size of the Audit Committee is set from time to time by the Board, but will always consist of at least three directors. The Chair and other members of the Committee are appointed by the Board upon the recommendation of the Nominating and Governance Committee in accordance with the independence and experience requirements of the New York Stock Exchange, the SEC and the provisions of the Director Independence Standards adopted by the Board. The Chair and other members of the Committee may be removed by the Board. Each member of the Committee shall be, in the Board's judgment, "financially literate" or shall become financially literate within a reasonable period of time after his or her appointment and at least one member shall be an "audit committee financial expert" in accordance with the rules and regulations of the SEC, as determined by the Board.

III. Meetings

        The Committee Chair determines the number, time, place and agenda of the Audit Committee meetings. The Committee meets not less than four times a year. At least quarterly, the Committee meets separately with management, with the internal auditors and with the independent registered public accountant and may meet with the Corporation's internal auditors and/or independent registered public accountant without management present whenever the Committee deems it appropriate. After each meeting, the Committee reviews with the Board any issues that arose with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent registered public accountant or the performance of the internal audit function.

IV. Powers and Responsibilities

Selection of Independent Registered Public Accountant

        The Audit Committee is responsible for the selection, appointment, compensation and oversight of the work of the independent registered public accountant in preparing or issuing an audit report or related work. The Committee has sole authority and responsibility to retain and terminate the Corporation's independent registered public accountant, to pre-approve all auditing and all permitted non-auditing services to be provided by the independent registered public accountant and to approve the terms of and fees for such services, subject to de minimis exceptions allowed by law. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of all auditing and all permitted non-auditing services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

        The Audit Committee may not retain as the Corporation's independent registered public accountant any firm in which the Chief Executive Officer, Chief Financial Officer, Controller or any person serving in an equivalent position for the Corporation, was employed and participated in any capacity in an audit of the Corporation during the one year period prior to the date of initiation of the audit for which the retention is being made. The Audit Committee maintains a hiring policy for employees or former employees of the independent registered public accountant who participated in any capacity in an audit of the Corporation.

        At least annually, the Audit Committee reviews and evaluates the qualifications, performance and independence of the Corporation's independent registered public accountant, including a review and evaluation of the lead audit partner. As part of its evaluation, the Committee obtains and reviews a report by the independent registered public accountant that describes the firm's internal quality-control procedures, including any material issues raised by the firm's most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more independent audits conducted by the firm and any steps taken to deal with any such issues. Annually, the Committee requests a written report from the independent registered public accountant regarding their independence and all relationships between them and the Corporation consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board. The Committee discusses with the independent registered public accountant any such disclosed relationships and their impact on the auditor's independence. If any concerns regarding the auditor's independence are identified, the Committee takes such action as it deems appropriate or necessary.

Review of Financial Reports and Information

        The Audit Committee reviews and discusses with management, its internal auditors and the independent registered public accountant, the Corporation's annual audited and quarterly unaudited financial statements, including matters required to be discussed by Statement of Auditing Standards No. 61. In addition throughout the year, the Audit Committee review includes a discussion of:

    •
    management's discussion and analysis of financial condition and results of operations ("MD&A")

    •
    financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles;

    •
    any major issues regarding accounting and auditing principles and practices;

    •
    critical accounting estimates;

    •
    the comparison of the Corporation's critical accounting estimates with those in the industry;

    •
    significant items impacting the Corporation's financial statements, risk factors and forward-looking statements contained in the Corporation's disclosures under MD&A;

    •
    the effect of regulatory and accounting initiatives on the Corporation's financial statements;

    •
    analyses prepared by management and/or the independent registered public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

    •
    the adequacy of internal controls that could significantly affect the Corporation's financial statements or MD&A and any special audit steps adopted in light of material control deficiencies.

        The Audit Committee reviews disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the annual and quarterly financial reports about any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

        The Audit Committee recommends to the Board whether the audited financial statements should be included in the Corporation's annual report on Form 10-K.

        The Audit Committee reviews with the General Counsel of the Corporation the status of legal matters that may have a material impact on the Corporation's financial statements.

        The Audit Committee discusses the Corporation's process for developing and preparing earnings releases, as well as its processes for providing financial information and earnings guidance to analysts and rating agencies, generally (including the types of information to be disclosed and types of presentations to be made).

        While the Audit Committee has the responsibilities and powers set forth in this Charter, the Committee is not required to plan or conduct audits, which is the responsibility of the independent registered public accountant, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management.

Review of Independent Registered Public Accountant Reports

        The Audit Committee reviews the independent registered public accountant reports on the Corporation's financial statements. The Committee discusses with the independent registered public accountant judgments about the quality (not just the acceptability) of the accounting principles used in the Corporation's financial reporting. The Committee also reviews the scope of audits conducted by the Corporation's independent registered public accountant. The Committee reviews with the independent registered public accountant any difficulties encountered in the audit work, including any restrictions on the scope of the independent registered public accountant's activities or on access to requested information, any significant disagreements with management and management's response, and addresses those as the Committee deems appropriate. The Committee may review with the auditor: any accounting adjustments that were noted; any significant communications between the audit team and the auditor's national office respecting auditing or accounting issues presented by the engagement; any "management" or "internal control" letter issued or proposed by the auditor to the Corporation; and any other issues regarding the auditor report that the Committee may deem appropriate.

Retention of Outside Experts

        The Audit Committee has the power to conduct or authorize special projects or investigations related to any matters brought to its attention with full access to all books, records, facilities and personnel of the Corporation as the Committee considers necessary to discharge its responsibilities. It has the authority, without seeking Board approval, to retain independent outside counsel, accountants or others to assist it with such projects, investigations or other matters in the conduct of its business. The Committee may seek advice from the Corporation's internal counsel or regular outside counsel and may also use the Corporation's internal auditors for such purposes. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Committee and payment of the Committee's ordinary administrative expenses in carrying out its duties.

Oversight of Internal Audit

        The Audit Committee reviews the appointment and performance of the senior internal auditing executive. The Committee also reviews the internal audit plan and significant findings from the internal auditing department. The Committee discusses with the independent registered public accountant and management the internal audit department responsibilities, audit plan, budget and staffing. The Audit Committee maintains functional oversight of the internal audit department to ensure its objective operations.

Risk Management

        The Audit Committee discusses with management policies with respect to the Corporation's processes of risk assessment and risk management, including the Corporation's major financial risk exposures and the steps management has taken to monitor and control them.

Compliance and Ethics Programs

        Periodically, the Audit Committee reviews and discusses with the General Counsel and/or Chief Ethics and Compliance Officer, and other compliance personnel as may be appropriate, the overall adequacy and effectiveness of the Corporation's legal, regulatory, and ethical compliance programs. This includes any legal, regulatory, or ethical matters that may have a material impact on the Corporation's operations, financial condition, results of operations, or cash flows. In addition, the Audit Committee reviews any significant recommendations from the Corporation's independent registered public accountant and internal auditors concerning legal, regulatory, or ethical compliance and compliance with the Company's policies relating to ethics, conflicts of interest, perquisites and use of corporate assets.

Self-Evaluation and Charter Review

        The Audit Committee at least annually 1) evaluates its own performance and reports to the Board on such evaluation and 2) reviews and assesses the adequacy of its Committee Charter and recommends any proposed changes to the Board.

Code of Ethics and Complaint Resolution

        The Audit Committee reviews and approves the Corporation's Code of Ethics applicable to the Board of Directors and all Corporation employees, including the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller, executive and senior financial officers, and other employees performing similar functions, and periodically assesses the adequacy of the Code of Ethics. The Committee has the sole authority to grant waivers under, or changes to the Code of Ethics for directors, executive officers and senior financial officers. The Committee establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and also for the confidential and anonymous submission by employees of related concerns, as required by the rules and regulations of the SEC.

Compensation and Succession Committee Charter

I. Purpose

        The primary purposes of the Compensation and Succession Committee are (i) to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the compensation of the Chief Executive Officer and the selection and compensation of the other executive officers; (ii) to administer the Corporation's executive compensation plans; (iii) to review and discuss with management the Compensation Discussion and Analysis ("CD&A") for inclusion in the Corporation's annual proxy statement and determine whether to recommend to the Board that the CD&A be included in the proxy statement; and (iv) to prepare the Compensation Committee Report for inclusion in the Corporation's annual proxy statement in compliance with the rules and regulations of the Securities and Exchange Commission. In carrying out these purposes, the Compensation and Succession Committee has the powers and responsibilities provided in this Charter.

II. Membership

        The size of the Compensation and Succession Committee is set from time to time by the Board of Directors, but will always consist of at least two directors. The Chair and other members of the Committee are appointed by the Board upon the recommendation of the Nominating and Governance Committee in accordance with the independence requirements of the New York Stock Exchange, the Securities and Exchange Commission and the provisions of the Director Independence Standards adopted by the Board. The Chair and other members of the Committee may be removed by the Board.

III. Meetings and Operations

        The Compensation and Succession Committee meets at least four times a year. The Committee Chair may call additional meetings as needed. The Committee Chair develops the meeting agendas and reports regularly to the Board on the Committee's actions and recommendations.

IV. Powers and Responsibilities

        The Compensation and Succession Committee is responsible for reporting to the Board of Directors its recommendations with respect to the following matters:

•
The corporate goals and objectives relevant to the compensation of the CEO and the CEO's salary and compensation package under the Corporation's salary administration program.

•
The salary and compensation packages for all other executive officers of the Corporation under the Corporation's salary administration program.

•
The establishment and modification, when necessary or appropriate, of all of the Corporation's executive compensation plans, including equity incentive plans.

•
The nomination for election of officers of the Corporation (other than the CEO)

        The Compensation and Succession Committee also is responsible for:

•
The administration of all of the Corporation's executive compensation plans, including equity incentive plans, as well as the approval of payments under such plans, and the approval of any equity compensation plan for directors of any of the Corporation's subsidiaries (unless otherwise specified in plan documents).

•
The oversight of the Corporation's salary administration program, including salaries for the elected officers of the Corporation's principal operating subsidiaries.

•
An annual review of the management organization of the Corporation and succession plans for senior officers of the Corporation and each significant operating subsidiary, conferring with the Chief Executive Officer regarding the persons he or she considers qualified to fill any vacancy that may occur in such offices.

        The Compensation and Succession Committee has the authority to form, and delegate any of its responsibilities to, any subcommittee consisting of one or more members of the Committee as the Committee may deem appropriate in its sole discretion.

        The Committee also has sole authority to retain and terminate compensation consultants to the Committee, including sole authority to approve the consultants' fees and other retention terms for such services provided to the Committee. The Committee also has the authority to consult with additional outside advisors, as necessary and appropriate, to assist in its duties to the Corporation. The Corporation shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to any consultant or other advisor retained by the Committee for the services provided to the Committee.

        The Compensation and Succession Committee shall at least annually 1) evaluate its own performance and report to the Board on such evaluation and 2) review and assess the adequacy of its Committee Charter and recommend any proposed changes to the Board.

Nominating and Governance Committee Charter

I. Purpose

        The primary purposes of the Nominating and Governance Committee are (i) to identify individuals qualified to become members of the Board of Directors, the Chairman of the Board and the Chief Executive Officer; (ii) to make recommendations to the Board regarding director nominees for election; (iii) to develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation; (iv) to oversee the evaluation of the Board and the Chief Executive Officer; and (v) to advise and make recommendations to the Board with respect to matters of corporate governance. In carrying out these purposes, the Nominating and Governance Committee has the powers and responsibilities provided in this Charter.

II. Membership

        The size of the Nominating and Governance Committee is set from time to time by the Board of Directors, but will always consist of at least two directors. The Chair and other members of the Committee are appointed by the Board upon the recommendation of the Nominating and Governance Committee in accordance with the independence requirements of the New York Stock Exchange, the Securities and Exchange Commission ("SEC") and the provisions of the Director Independence Standards adopted by the Board. The Chair and other members of the Committee may be removed by the Board.

III. Meetings and Operations

        The Nominating and Governance Committee meets at least four times a year. The Committee Chair may call additional meetings as necessary. The Committee Chair develops the meeting agendas and reports regularly to the Board on the Committee's actions and recommendations.

IV. Powers and Responsibilities

        The Nominating and Governance Committee is responsible for reporting to the Board of Directors its recommendations with respect to the following matters:

  Nominations

    •
    The appropriate size and composition of the Board of Directors.

    •
    The criteria used to select nominees for election to the Board of Directors.

    •
    The nominees for election to the Board of Directors for whom the Corporation should solicit proxies or who will fill vacancies on the Board.

    •
    The review and assessment of the independent status of nominees for election to the Board of Directors.

    •
    The nominees for election as Chairman and as Chief Executive Officer.

    •
    The nominees for election to all committees of the Board of Directors, including the review and assessment of the independence, financial literacy and financial expertise qualifications for Audit Committee membership or as Audit Committee Financial Experts, in accordance with the rules and regulations of the SEC and the New York Stock Exchange Listing Standards.

  Elections

    •
    The plans for the annual meeting of stockholders.

    •
    The policies and practices on stockholder voting.

    •
    The nominees to serve as proxies in connection with the annual stockholders' meetings.

    •
    The Corporation's proxy statement and form of proxy for its annual meeting of stockholders.

  Governance

    •
    The consideration of matters of corporate governance and the periodic review of the Corporation's bylaws, Corporate Governance Guidelines and other governance-related documents and policies.

    •
    The review and assessment of any relationship a director has with the Corporation, including through charitable affiliations, for the purpose of determining whether that relationship will interfere with the director's exercise of independent judgment.

    •
    The periodic review of the performance of the Chief Executive Officer in light of approved corporate goals and objectives relevant to CEO compensation and of the succession planning for the CEO.

    •
    The determination of criteria for assessment of the performance of the Board of Directors and oversight of the assessment.

    •
    The administration of all compensation and benefit plans for directors of the Corporation who are not officers or employees of the Corporation or any of its affiliates.

    •
    The designation of officers of the Corporation and its subsidiaries to exercise authority with respect to the operations of the Corporation.

    •
    The triennial review and assessment of the Corporation's structural defenses.

        The Nominating and Governance Committee is responsible for the review, approval or ratification of any related person transaction as defined by the rules and regulations of the SEC and the Corporation's Related Person Transactions Policy.

        In connection with the annual nomination process, the Nominating and Governance Committee reviews incumbent directors and may recommend that the Board take appropriate action if, in the opinion of the Committee after discussion with the Chairman of the Board, any director is not making an adequate and constructive contribution to the work of the Board.

        The Nominating and Governance Committee at least annually 1) evaluates its own performance and reports to the Board on such evaluation and 2) reviews and assesses the adequacy of its Committee Charter and recommends any proposed changes to the Board.

        The Nominating and Governance Committee is structured so as to be able to fulfill its responsibilities as a committee; however, the Committee has the authority to form and delegate any of its responsibilities to any subcommittee consisting of one or more members of the Committee in order to assist it in carrying out its responsibilities and purposes, as appropriate.

        The Nominating and Governance Committee has sole authority to retain and terminate any relationship with a search firm used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms. The Committee also has the authority to consult with outside advisors, as necessary and appropriate, to assist in its duties to the Corporation. The Corporation shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to any search firm or outside advisor retained by the Committee.

Appendix D

Executive Officers

        The following table sets forth the names of our executive officers, their current ages and their positions. "AIC" refers to Allstate Insurance Company.

Name and Age	Principal Positions and Offices Held
Edward M. Liddy (61)	Chairman of the Board of The Allstate Corporation. Mr. Liddy is also a director of The Allstate Corporation.
Thomas J. Wilson (49)	President and Chief Executive Officer of The Allstate Corporation. Chairman of the Board, President and Chief Executive Officer of AIC. Mr. Wilson is also a director of The Allstate Corporation.
Catherine S. Brune (53)	Senior Vice President and Chief Information Officer of AIC.
Frederick F. Cripe (49)	Senior Vice President of AIC (Product Operations).(1)
Joan M. Crockett (56)	Senior Vice President of AIC (Human Resources).
Danny L. Hale (62)	Vice President and Chief Financial Officer of The Allstate Corporation and Senior Vice President and Chief Financial Officer of AIC.
James E. Hohmann (51))	President and Chief Executive Officer of Allstate Financial — Senior Vice President of AIC.(2)
Michael J. McCabe (61)	Vice President and General Counsel of The Allstate Corporation and Senior Vice President, General Counsel and Assistant Secretary of AIC (Chief Legal Officer).
Ronald D. McNeil (54)	Senior Vice President of AIC (Allstate Protection Product Distribution).
Samuel H. Pilch (60)	Controller of The Allstate Corporation and Group Vice President and Controller of AIC.
Michael J. Roche (55)	Senior Vice President of AIC (Claims).(3)
George E. Ruebenson (58)	President Allstate Protection — Senior Vice President of AIC.
Eric A. Simonson (61)	Senior Vice President and Chief Investment Officer of AIC (President, Allstate Investments, LLC).
Steven P. Sorenson (42)	Senior Vice President of AIC (Allstate Protection Product Distribution).(4)
Casey J. Sylla (63)	Senior Vice President of AIC (Chairman of the Board and President of Allstate Life Insurance Company).
Joseph V. Tripodi (51)	Senior Vice President and Chief Marketing Officer of AIC.
Joan H. Walker (59)	Senior Vice President of AIC (Corporate Relations).

(1)
As of January 1, 2007.

(2)
As of January 15, 2007.

(3)
As of January 1, 2007.

(4)
As of March 1, 2007.

D-1

ATTN: SHAREHOLDER SERVICES 3075 SANDERS ROAD, SUITE G2H NORTHBROOK, IL 60062-0158	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2007.* Have your Proxy Card/Voting Instruction Form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 14, 2007. * Have your Proxy Card/Voting Instruction Form in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your Proxy Card/Voting Instruction Form and return it in the postage-paid envelope we have provided or return it to The Allstate Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717, for receipt by May 14, 2007. *

 * The Savings and Profit Sharing Fund of Allstate Employees—
With respect to any shares represented by this Proxy Card/Voting Instruction Form held in The Savings and Profit Sharing Fund of Allstate Employees, your voting instructions must be received no later than 11:59 P.M. Eastern Time on May 7, 2007. We cannot give assurance that voting instructions received later than 11:59 p.m., Eastern Time on May 7, 2007 will be honored.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        ALSTA1        KEEP THIS PORTION FOR YOUR RECORDS

        DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD/VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

THE ALLSTATE CORPORATION

The Board Recommends a vote "FOR" all Nominees for Director.

1.	Election of Directors	For	Withhold	Abstain
Nominees
	(01) F. Duane Ackerman	☐	☐	☐
	(02) James G. Andress	☐	☐	☐
	(03) Robert D. Beyer	☐	☐	☐
	(04) W. James Farrell	☐	☐	☐
	(05) Jack M. Greenberg	☐	☐	☐
	(06) Ronald T. LeMay	☐	☐	☐
	(07) Edward M. Liddy	☐	☐	☐
	(08) J. Christopher Reyes	☐	☐	☐

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy materials are available on a publicly accessible website instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail.		☐

Signature [PLEASE SIGN WITHIN BOX]		Date
		For	Withhold	Abstain
	(09) H. John Riley, Jr.	☐	☐	☐
	(10) Joshua I. Smith	☐	☐	☐
	(11) Judith A. Sprieser	☐	☐	☐
	(12) Mary Alice Taylor	☐	☐	☐
	(13) Thomas J. Wilson	☐	☐	☐
The Board Recommends a vote "FOR" Items 2 and 3.
		For	Against	Abstain
2.	Appointment of Deloitte & Touche LLP as independent auditors for 2007.	☐	☐	☐
3.	Amendments to the Restated Certificate of Incorporation to eliminate the supermajority vote requirements.	☐	☐	☐

Please mark, sign and date this Proxy Card/Voting Instruction Form in accordance with the instructions herein, and return it to the tabulation agent in the enclosed envelope or submit your voting instructions via the telephone or the Internet.

Signature (Joint Owners)		Date

With respect to any shares represented by this Proxy Card/Voting Instruction Form which are votable and held in The Savings and Profit Sharing Fund of Allstate Employees (the "Plan"), you direct The Northern Trust Company as Trustee of the Plan to vote all such shares on the matters shown, and in the manner directed on the reverse hereof, unless to do so would be inconsistent with the Trustee's duties. If you wish to vote the Allstate shares allocated to the Plan account, you cannot do so in person. You must use this Proxy Card/Voting Instruction Form or submit your voting instructions via the telephone or Internet. If you do not return your signed Proxy Card/Voting Instruction Form or provide telephonic or Internet voting instructions on a timely basis for the shares allocated to the Plan account, those shares will be considered "unvoted." If you return a signed Proxy Card/Voting Instruction Form but do not indicate how the shares should be voted on a matter, the shares represented by your signed Proxy Card/Voting Instruction Form will be voted by the Trustee as the Board of Directors recommends. The Trustee will vote all unvoted and all unallocated shares held by the Plan as follows: if the Trustee receives instructions on a timely basis for at least 50% of the votable allocated shares in the Plan, then it will vote all unvoted shares and unallocated shares in the same proportion and in the same manner as the shares for which timely instructions have been received, unless to do so would be inconsistent with the Trustee's duties. If the Trustee receives instructions for less than 50% of the votable shares, the Trustee shall vote all unvoted and unallocated shares in its sole discretion. However, the Trustee will not use its discretionary authority to vote on adjournment of the meeting in order to solicit further proxies.

The Allstate Corporation
Proxy Card/Voting Instruction Form Solicited on Behalf of the Board of Directors

Except as described in the above paragraph, you hereby authorize James G. Andress, W. James Farrell, J. Christopher Reyes, H. John Riley, Jr., Joshua I. Smith and Judith A. Sprieser to vote all shares of common stock of The Allstate Corporation that you would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 15, 2007 and at any adjournments thereof. The authority conferred by this Proxy Card/Voting Instruction Form shall be exercised by a majority of these persons present and acting at the meeting or, if only one of them is present, by that person. Each such person has the authority to designate a substitute to act for him. These persons are authorized to vote such shares on the matters shown, and in the manner directed, on the reverse hereof and in their discretion on any other matters that may properly come before the meeting. If you return a signed proxy but do not indicate how the shares should be voted on a matter, the shares represented by your signed proxy will be voted as the Board of Directors recommends.

You acknowledge receipt of The Allstate Corporation's Notice of 2007 Annual Meeting and Proxy Statement, dated April 2, 2007, and its 2006 Annual Report. You hereby revoke any instructions previously given to vote the shares represented by this Proxy Card/ Voting Instruction Form.

Allstate and the Trustee have instructed the tabulation agent to keep your voting instructions strictly confidential.